                         BORROWER STOCK PLEDGE AGREEMENT




      THIS STOCK PLEDGE AGREEMENT is entered into as of July 11, 1997, between
(i) Connectivity Products Incorporated, a Delaware corporation (the "Pledgor") and (ii) NBD BANK, a national banking association organized under the laws of the United States, as administrative agent (in such capacity, the "Agent") for the Banks (as defined below).

                                    RECITALS

      A. Pursuant to the Amended and Restated Revolving Credit and Term Loan Agreement, dated as of May 31, 1996 (as amended and in effect from time to time, the "Credit Agreement"), among the Pledgor, the financial institutions listed on
Schedule 1 thereto (collectively, the "Banks"), and the Agent and BankBoston, N.A., formerly known as The First National Bank of Boston, as co-agents for the Banks (together, the "Co-Agents"), the Banks have agreed to make Loans and extend other financial accommodations to the Pledgor.

      B. The Pledgor proposes to sell its EEC division to Reel Acquisition Corp. ("Acquisition Corp.") (the "Sale"), a portion of the purchase price for which shall be paid to the Pledgor in common stock of Anicom, Inc. ("Anicom"), a Delaware corporation and sole stockholder of Acquisition Corp. as more particularly set forth in the Asset Purchase Agreement of even date herewith (the "Purchase Agreement") among the Pledgor, Anicom and Acquisition Corp.

      C. It is a condition precedent to the making of further Loans and the extension of other financial accommodations to the Pledgor that the Pledgor execute and deliver to the Agent a stock pledge agreement substantially in the form hereof.

      Accordingly, the parties hereto hereby agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

      SECTION 1.1. Certain Terms. The following terms, when used in this Agreement, including the introductory paragraph and Recitals hereto, shall, unless the context otherwise requires, have the following meanings:

      "Agent" is defined in the introductory paragraph hereto.

      "Agreement" means this Stock Pledge Agreement.
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      "Banks" is defined in Paragraph A of the Recitals hereto.

      "Common Stock" means the common stock of Anicom, Inc., par value $ 0.001 per share.

      "Credit Agreement" is defined in Paragraph A of the Recitals hereto.

      "Distributions" means all stock dividends, liquidating dividends, shares of stock resulting from stock splits, combinations, reclassifications, warrants or options, non-cash dividends and other dividends or distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Stock, but shall not mean Dividends.

      "Dividends" means cash dividends and cash distributions with respect to any Pledged Collateral.

      "Escrow Agent" means Harris Trust and Savings Bank, as escrow agent under the Escrow Agreement.

      "Escrow Agreement" means the Stock Escrow Agreement, dated as of July 11, 1997, among the Pledgor, Acquisition Corp. and the Escrow Agent.

      "Escrow Period"  means the "Term" as defined in the Escrow Agreement.

      "Freely Transferable Pledged Stock" means, as of any date of determination, Pledged Stock with respect to which all representations made in
Article III hereof applicable thereto would continue to be true and correct if repeated on such date, and which, as of such date, (i) is pledged to the Agent in compliance with this Agreement and in which the Agent has a perfected first priority security interest, securing all the Obligations, (ii) is not subject to any liens or encumbrances other than Permitted Liens. (iii) is not subject to any restrictions on assignment, pledge, encumbrance or transfer "instrument"
(iv) is traded on the Nasdaq National Market, and (v) could be sold by the Agent pursuant to this Agreement (A) under the exemption from the registration requirements of the Securities Act afforded by Rule 144 promulgated by the Securities and Exchange Commission or (B) under a registration statement filed under and in compliance with the Securities Act which has been declared or ordered effective by such Commission.

      "Initial Pledged Stock" means those shares of Common Stock legally and beneficially owned by the Pledgor, more fully described on Attachment 1 hereto.
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                                      - 3 -


      "Instrument" means any contract, agreement, indenture or other document or writing (whether by formal agreement, letter or otherwise) under which any obligation is evidenced, assumed or undertaken, or any right to any lien or security interest is granted or perfected.

      "Permitted Dividends" means Dividends which at the time of payment or distribution thereof are not prohibited by the terms of the Loan Agreement.

      "Pledged Collateral" is defined in Section 2.1.

      "Pledged Stock" means the Initial Pledged Stock and all other shares of Common Stock which is pledged by the Pledgor pursuant to this Agreement.

      "Pledgor" is defined in the introductory paragraph hereto.

      "Registration Rights Agreement" means the Registration Rights Agreement, dated as of July 11, 1997, between the Pledgor and Anicom.

      "Securities Act" means the Securities Act of 1933, as amended.

      "U.C.C." means the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts.

      SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement that are defined in the Credit Agreement shall have the meanings given to such terms in the Credit Agreement.

      SECTION 1.3. U.C.C. Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Agreement with such meanings.

      SECTION 1.4. General Provisions Relating to Definitions. Terms for which meanings are defined in this Agreement shall apply equally to the singular and plural forms of the term defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The term "including" means including, without limiting the generality of any description preceding such term. Each reference herein to any Person shall include a reference to such Person's successors and assigns. References to any Instrument defined in this Agreement refer to such Instrument as originally executed or, if subsequently varied, replaced or supplemented from time to time, as so varied, replaced or supplemented and in effect at the relevant time of reference thereto.
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                                      - 4 -


                                   ARTICLE II

                                     PLEDGE

      SECTION 2.1. Grant of Security Interest and Pledge. The Pledgor hereby pledges, assigns, charges and mortgages to the Agent, for the benefit of the Banks and the Co-Agents, and hereby grants to the Agent, for the benefit of the Banks and the Co- Agents, a continuing pledge and security interest in and to, all of the Pledgor's right, title and interest in, to and under the following property (the "Pledged Collateral"):

            (a)   the Initial Pledged Stock;

            (b)   all other Pledged Stock;

            (c)   all Dividends and Distributions;  and

            (d)   all products and proceeds of any of the foregoing.

      SECTION 2.2. Security for Obligations. This Agreement (and the Pledged Collateral) secures the prompt payment in full and performance when due of all of the Obligations. In addition, all advances, charges, costs and expenses, including reasonable attorney's fees, incurred or paid by the Agent or any Bank in exercising any right, power or remedy conferred by this Agreement, or in the enforcement hereof, shall, to the extent lawful, become a part of the Obligations secured hereby.

      SECTION 2.3. Pledgor Remains Liable. Anything herein to the contrary notwithstanding:

            (a) the Pledgor shall remain liable under all Instruments included in the Pledged Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed;

            (b) the exercise by the Agent of any rights hereunder shall not release the Pledgor from any of its duties or obligations under any Instruments included in the Pledged Collateral; and

            (c) the Agent shall not have any obligation or liability under any Instruments included in the Pledged Collateral by reason of this Agreement, nor shall the Agent be obligated to perform any of the obligations or duties of the Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned thereunder.

      SECTION 2.4. Pledge and Delivery of Pledged Collateral. All certificates or instruments representing or evidencing any Pledged Collateral to be delivered on the date hereof or hereafter shall be:

            (a) during the Escrow Period, delivered to the Escrow Agent and held on behalf of the Agent pursuant hereto;

            (b) from and after the expiration date of the Escrow Period, delivered to the Agent pursuant hereto;

            (c) in suitable form for transfer by delivery; and

            (d) accompanied by all necessary instruments of transfer or assignment (including undated stock powers executed in blank) and in form and substance satisfactory to the Agent.

The Pledgor shall deliver all certificates or instruments representing or evidencing the Initial Pledged Stock to the Escrow Agent on or prior to the date hereof for the duration of the Escrow Period and from and after the expiration date of the Escrow Period, the Agent. From and after the date hereof, the Pledgor shall, immediately upon its receipt thereof, deliver or cause to be delivered to the Agent in pledge hereunder any and all additional shares of Common Stock and all other Pledged Collateral (other than Permitted Dividends paid while no Event of Default is continuing), issued, distributed or sold to, or purchased or otherwise acquired or received by, such Pledgor. Subject to the terms of the Escrow Agreement, the Pledgor shall take all other action from time to time requested by the Agent to grant to the Agent, during the Escrow Period a [perfected ]security interest and from and after the expiration of the Escrow Period a first priority, perfected security interest, in all of the Pledged Collateral. The Agent shall have the right at any time to exchange certificates or instruments representing or evidencing any Pledged Stock for certificates or instruments of smaller or larger denominations.

      SECTION 2.5. Security Interest Absolute. All rights and security interests of the Agent granted hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional, irrespective of, and shall not be impaired or affected by

            (a) any lack of validity or enforceability of the Credit Agreement or any other Loan Document or any Instrument relating to any thereof or to any of the Obligations;

            (b) any change in the corporate existence, structure or ownership of the Pledgor, or any bankruptcy or insolvency proceeding affecting the Pledgor or any property of the Pledgor or any resulting release or discharge of any Obligation;
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                                      - 6 -


            (c) the failure of any Bank or the Co-Agents

                  (i) to assert any claim or demand or to enforce any right or remedy against the Pledgor or any other Person under the provisions of the Credit Agreement or any other Loan Document to which it is a party or any other Instrument relating to any thereof or under any applicable law, or

                  (ii) to exercise any right or remedy against any Collateral;

            (d) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other amendment to, rescission, waiver or other modification of, or any consent to any departure from, the Credit Agreement or any other Loan Document or any other Instrument relating to any thereof;

            (e) any increase, reduction, limitation, impairment or termination of the Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, ungenuineness, irregularity, compromise, or unenforceability of, or any other event or occurrence affecting, any of the Obligations (and the Pledgor hereby waives any right to or claim of any such defense or set-off, counterclaim, recoupment or termination);

            (f) any sale, exchange, release, surrender or non-perfection of any of the Pledged Collateral or any other Collateral, or any release of or amendment or waiver of or consent to departure from, any guaranty held by the Agent or any Bank securing or guaranteeing all or any of the Obligations;

            (g) any defense, set-off or counterclaim which may at any time be available to or be asserted by the Pledgor or against any Bank or Co-Agent; or

            (h) any other circumstances which might otherwise constitute a suretyship or other defense available to, or a legal or equitable discharge of, the Pledgor.

      SECTION 2.6. Attorney-in-Fact. The Pledgor hereby irrevocably appoints the Agent, and any officer or agent thereof, the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Agent's reasonable discretion whenever an Event of Default is continuing, with respect to those actions specified in clauses (a), (b), (c) and (e) below, and in the Agent's reasonable discretion at any time, with respect to those actions specified in clause (d) below, to take any and all action and to execute any Instrument or other assurance which the Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement subject to the rights of Anicom set forth in the Escrow Agreement, including:

            (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Pledged Collateral of the Pledgor;

            (b) to receive, endorse and collect any drafts or other Instruments in connection with clause (a);

            (c) to execute and do all such assurances, acts and things which the Pledgor is required to do under the covenants and provisions of this Agreement;

            (d) to take any and all actions as the Agent may reasonably determine to be necessary or advisable for the purpose of maintaining, preserving or protecting the security constituted by this Agreement or any of the rights, remedies, powers or privileges of the Agent under this Agreement; and

            (e) generally, in the name of the Pledgor or in the name of the Agent, to exercise all or any of the powers, authorities and discretions conferred on or reserved to the Agent pursuant to this Agreement.

To the extent permitted by applicable law, the Pledgor hereby ratifies and confirms, and hereby agrees to ratify and confirm, whatever the Agent shall do or purport to do in the exercise of the power of attorney granted to the Agent pursuant to this Section 2.6, which power of attorney, being given for security, is irrevocable.

      SECTION 2.7. Agent Has No Duty. The powers conferred on the Agent hereunder are solely to protect its interest (on behalf of the Banks and the Co-Agents) in the Pledged Collateral and shall not impose any duty on it to exercise any such powers. Except for duties imposed by the U.C.C. upon secured creditors (unless otherwise modified hereby), the Agent shall have no duty as to any Pledged Collateral or responsibility for taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral.

      SECTION 2.8. Continuing Security Interest; Transfer of Obligations. This Agreement has created and shall create a continuing security interest in the Pledged Collateral and shall:

            (a) remain in full force and effect until payment in full of all the Obligations in accordance with the Loan Documents;

            (b) be binding upon the Pledgor and its successors and assigns (provided that the Pledgor may not assign any of its obligations hereunder without the prior written consent of the Agent); and

            (c) inure to the benefit of the Banks and the Co-Agents and their successors and assigns.

Without limiting the generality of the foregoing clause (c), any Bank or Co-Agent may assign or otherwise transfer (in whole or in part) any Loan or other Obligation held by it to any other Person or entity in accordance with the terms of the Credit Agreement, and such other Person or entity shall thereupon become vested with all the benefits in respect thereof granted in this Agreement or otherwise. Upon the payment in full in cash of all the Obligations in accordance with the Loan Documents, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgor.

      SECTION 2.9. Release and Termination of Security Interest. Upon any termination or release by the Agent of security interests granted hereunder by the Pledgor, the Agent will, at the sole expense of the Pledgor, promptly execute and deliver to the Pledgor all such Instruments and other assurances as the Pledgor shall reasonably request to evidence such termination or release, including properly completed UCC-3 termination statements, and will duly assign, transfer and deliver to the Pledgor the Pledged Collateral in the possession of the Agent.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

      The Pledgor represents and warrants to the Agent, for the benefit of the Banks and the Co-Agents as set forth in this Article.

      SECTION 3.1.  Ownership, No Liens, Capitalization, etc.

            (a) The Pledgor is the sole legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign) all Pledged Collateral purported to be pledged by the Pledgor to the Agent hereunder (including all Pledged Collateral indicated on Attachment 1 hereto as being owned by the Pledgor), free and clear of all liens or other encumbrances, except for the interest granted during the Escrow Period by the Pledgor to Acquisition Corp. described in the Escrow Agreement, and the security interest created by this Agreement in favor of the Co-Agents and the Banks.

            (b) The description of the authorized, issued and outstanding shares of Common Stock set forth on Attachment 1 hereto based upon the representations and warranties of Anicom made in the Purchase Agreement, is true, correct and complete.

            (c) There are no outstanding agreements, options, warrants or other similar rights or obligations which require or could require the Pledgor to issue, sell, transfer, pledge or otherwise dispose of any Pledged Collateral other than the Escrow Agreement and the Purchase Agreement.

            (d) Other than the Registration Rights Agreement and the Escrow Agreement, no Pledged Collateral is subject to any Instrument.

      SECTION 3.2. Valid Security Interest. The execution and delivery of this Agreement, and the delivery of Pledged Stock to or on behalf of the Agent, is effective to create, in favor of the Agent for the benefit of the Banks and the Co-Agents, a valid, perfected, first-priority security interest in such Pledged Stock, except as otherwise provided in the Escrow Agreement and no filing, action or other approval is or will be necessary to perfect, protect or enforce such security interest.

      SECTION 3.3. Pledged Equity. All of the Pledged Stock has been duly authorized and validly issued and is fully paid and non-assessable. All the Pledged Stock upon the expiration date of the Escrow Agreement shall be Freely Transferable Pledged Stock.

      SECTION 3.4. Authorization, Approval, etc. No authorization, approval or other action by any Person has been or will be required either:

            (a) for the pledge by the Pledgor of any Pledged Collateral required to be pledged under the terms of this Agreement, for the execution, delivery or performance of this Agreement by the Pledgor, or for the validity or enforceability of any such pledge or this Agreement;

            (b) for the exercise by the Agent of the voting rights (except during the Escrow Period, which shall be subject to the terms of the Escrow Agreement) or other rights provided for in this Agreement; or

            (c) except as may be required in connection with any disposition of Pledged Collateral by applicable laws affecting the offering and sale of securities generally, for the exercise by the Agent of any remedies in respect of the Pledged Collateral pursuant to this Agreement.

      SECTION 3.5. Purchase Agreement. The copy of the Purchase Agreement heretofore delivered to the Agent is a true, correct and complete copy thereof, and has not been amended, modified or supplemented in any respect, except for any such amendments, modifications or supplements as are attached to the copy thereof delivered to the Agent.

      SECTION 3.6. No Conflict. The execution, delivery and performance of this Agreement by the Pledgor will not conflict with, result in any violation of, or constitute any default under any Instrument or other agreement to which it is a party.

      SECTION 3.7. Validity, etc.. This Agreement has been duly executed and delivered by the Pledgor and is in full force and effect, and the agreements and obligations of the Pledgor contained in this Agreement constitute the legal, valid and binding obligations of the Pledgor, enforceable against the Pledgor in accordance with their terms. The enforceability of this Agreement against the Pledgor shall be subject to bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting the enforceability of the rights of creditors generally.


                                   ARTICLE IV

                                    COVENANTS

      SECTION 4.1. Certain Affirmative Covenants of the Pledgor. The Pledgor covenants and agrees with the Agent, for the benefit of each of the Co-Agents and the Banks, and warrants that, until all the Obligations have been paid in full in cash in accordance with the Loan Documents, the Pledgor will:

      SECTION 4.1.1. Further Assurances Generally. Defend the right and title herein granted unto the Agent in and to the Pledged Collateral (and all right, title and interest represented or evidenced by the Pledged Collateral) against the claims and demands of any other Person; promptly execute and deliver all further Instruments and other assurances, and take, or cause to be taken, all further action, at the expense of the Pledgor, that may be reasonably necessary or desirable, or that the Agent may reasonably request, in order to perfect or protect any security interest purported to be granted under this Agreement or to enable the Agent to exercise or enforce its rights and remedies hereunder with respect to any Pledged Collateral; and furnish to the Agent all such financing statements, certificates, legal opinions and other documents, and obtain all such approvals or consents as the Agent may reasonably request in order to give full effect to this Agreement and to maintain, preserve, safeguard and continue at all times all or any of the rights, remedies, powers and privileges of the Agent under this Agreement; and cause Anicom to issue substitute stock certificates for any stock certificates issued by Anicom and delivered to the Agent hereunder in any share denomination that the Agent may request.

      SECTION 4.1.2. Stock Powers, Instruments etc. From time to time upon the request of the Agent, (a) promptly deliver to the Agent such stock powers, instructions to register pledge, Instruments and similar documents, satisfactory in form and substance to the Agent, with respect to the Pledged Collateral as the Agent may request, and (b) during the continuance of any Event of Default, promptly transfer any Collateral into the name of the Agent or any nominee designated by the Agent.

      SECTION 4.1.3. Continuous Pledge. Subject to Section 2.9 hereof, keep pledged to the Agent pursuant hereto all Pledged Collateral.

      SECTION 4.1.4. Voting Rights; Dividends, etc.:

            (a) If no Event of Default is continuing, be entitled to (i) exercise, in its reasonable judgment, but in a manner that would not impair the Pledged Collateral and that would not be inconsistent with the terms of this Agreement, the Credit Agreement or any other Loan Document, the voting power and all other incidental rights of ownership with respect to all Pledged Stock, and (ii) receive and retain all Dividends payable or distributable to the Pledgor.

            (b) If an Event of Default is continuing, deliver to the Agent:

                  (i) promptly upon receipt thereof by the Pledgor (properly endorsed where required hereby or requested by the Agent), all Dividends, which shall be distributed and applied in accordance with
            Section 5.2, and all Distributions, which shall be held by the Agent in pledge subject to the terms of this Agreement; and

                  (ii) promptly upon request of the Agent, such proxies and
            other documents as may be necessary to allow the Agent to exercise voting power with respect to any Pledged Collateral.

      SECTION 4.2. No Other Liens. The Pledgor agrees with the Agent, for the benefit of Banks and the Co-Agents, and warrants that, until all the Obligations are paid in full in accordance with the Loan Documents, the Pledgor will not enter into any stockholders agreement with respect to any Pledged Collateral or sell, assign, transfer, pledge, hypothecate or otherwise encumber or permit to exist any liens or other encumbrances on any of the Pledged Collateral (except in favor of Anicom pursuant to the Escrow Agreement and the Agent pursuant to the terms hereof or as otherwise permitted by the Credit Agreement).

      SECTION 4.3. No Modification of Registration Rights Agreement, Purchase Agreement and Escrow Agreement The Pledgor agrees that the Pledgor:

            (a) will not consent to any modifications of or amendment or supplement to the Registration Rights Agreement, the Purchase Agreement or the Escrow Agreement or waive any rights or benefits under any such Instrument without the prior written consent of the Banks, if such amendment, modification or supplement or waiver could adversely affect rights or interests of the Co-Agents or the Banks;

            (b) will use all reasonable efforts to cause Anicom to (i) satisfy all the conditions of paragraph (c)(i) of Rule 144 promulgated by the Securities and Exchange Commission with respect to public information, and
      (ii) continue to be eligible for listing, and be listed, on the Nasdaq National Market.


                                    ARTICLE V

                                    REMEDIES

      SECTION 5.1. Actions upon Event of Default under the Loan Agreement.

            (a) Subject to the terms of the Escrow Agreement during the Escrow Period, if any Event of Default is continuing, the Agent may exercise in respect of the Pledged Collateral, (i) in addition to all other rights and remedies provided for herein or otherwise available to it, all rights and remedies of a Bank upon default under the U.C.C. (whether or not the U.C.C. applies to the affected Pledged Collateral) or other applicable law and (ii) without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sales, at any one of the Agent's offices or elsewhere, for cash or credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by applicable law, at least five (5) Business Days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Without limitation of the above but subject to the Escrow Agreement during the Escrow Period, the Agent may, whenever any Event of Default is continuing, without prior notice to the Pledgor, take all or any of the following actions:

                  (A) take in the name of the Agent or in the name of the
            Pledgor, such action as the Agent may determine to be necessary or advisable to protect or enforce any of the rights, powers, privileges or remedies of the Pledgor under the Registration Rights Agreement,

                  (B) transfer all or any part of the Pledged Collateral into the name of the Agent or its nominee;

                  (C) vote any or all of the Pledged Collateral (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) for any lawful purpose (including in connection with any bankruptcy or insolvency proceeding), give all consents, waivers and ratifications in respect of the Pledged Collateral, and otherwise act with respect thereto as though it were the outright owner thereof;

                  (D) enforce collection of any of the Pledged Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto;

                  (E) endorse any checks, drafts or other writings in the
            Pledgor's name to allow collection of the Pledged Collateral;

                  (F) take control of any products or proceeds of the Pledged
            Collateral;

                  (G) execute (in the name, place and stead of the Pledgor)
            endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Pledged Collateral; and

                  (H) generally, do all such other acts and things as may be considered incidental or conducive to any of the matters or powers mentioned in the foregoing provisions of this paragraph (a) and which the Agent may or can do lawfully and to use the name of the Pledgor for such purposes and in any proceedings arising therefrom.

            (b) The Pledgor recognizes that the Agent may be unable to effect a public sale of the Pledged Stock by reason of certain prohibitions contained in the Securities Act, and other applicable laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers. The Pledgor agrees that any such private sales may be at prices and upon other terms less favorable to the seller than if sold at public sales and that such private sales shall not by reason thereof be deemed not to have been made in a commercially reasonable manner.

            (c) The Agent may buy any part or all of the Pledged Collateral at any public sale and if any part or all of the Pledged Collateral is of a type customarily sold in a recognized market, or is of the type which is the subject of widely distributed price standard price quotations, the Agent may buy at private sale, and may make payments thereof by any means.

      SECTION 5.2. Application of Proceeds. All cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Pledged Collateral shall be distributed by the Agent in the following order:

            (a) first, to the Co-Agents, on account of the payment of, or the reimbursement of the Co-Agents for, all costs and expenses incurred or sustained by the Co-Agents that are required by the terms of this Agreement, the Credit Agreement or any other Loan Document to be paid or reimbursed by the Pledgor; and

            (b) second, to the Banks, pro rata, for application to the payment of all other Obligations (i) if no Event of Default is continuing, in such order as shall be required by the terms of the Credit Agreement and (ii) if an Event of Default is continuing, in such order as the Co-Agents shall determine in their sole discretion.

Any surplus of such cash proceeds held by the Agent and remaining after payment in full of all the Obligations in accordance with the Loan Documents shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus and who shall have notified the Agent of such entitlement in accordance with applicable law. The Pledgor shall remain liable for any deficiency.

      SECTION 5.3. Indemnity and Expenses. The Pledgor hereby indemnifies and holds harmless each Co-Agent and each Bank, and the shareholders, officers, directors, employees, agents, Subsidiaries and Affiliates of each such Person, from and against any and all claims, losses and liabilities arising out of or resulting from this Agreement (including the enforcement thereof), except for any portion of such claims, losses or liabilities which a court of competent jurisdiction has found, in a final, nonappealable order, resulted by reason of such Person's gross negligence or wilful misconduct. Upon demand, the Pledgor will pay to the Agent the amount of any and all expenses, including the reasonable fees and disbursements of its counsel and of any experts, which the Agent may incur in connection with:

            (a) the administration of this Agreement or any Instrument relating hereto;

            (b) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral;

            (c) the exercise or enforcement of any of the rights of the Agent hereunder;

            (d) the failure by the Pledgor to perform or observe any of the provisions hereof; or

            (e) the advancing of any funds in connection with actions taken pursuant to Section 6.3 hereof.

      SECTION 5.4. No Waiver; Remedies Cumulative. No delay, act or omission on the part of the Agent of any of its rights hereunder shall be deemed a waiver of any rights hereunder unless also contained in a writing signed by the Agent, nor shall any single or partial exercise of, or any failure to exercise, any right, power or privilege preclude any other or further or initial exercise thereof or of any other right, power or privilege. The rights and remedies provided herein are cumulative, and not exclusive of rights and remedies which may be granted or provided by applicable law.

      SECTION 5.5. Marshalling. Neither the Agent nor any Bank shall be required to marshal any present or future collateral security (including this Agreement and the Pledged Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the rights of the Agent hereunder and the Co-Agents or any Bank in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Pledgor hereby agrees that it will not invoke any applicable law relating to the marshalling of collateral or assurances of payment which might cause delay in or impede the enforcement of the Agent's rights under this Agreement or under any other Instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that they lawfully may, the Pledgor hereby irrevocably waives the benefits of all such laws.


                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

      SECTION 6.1. Collateral Document, etc. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

      SECTION 6.2. Amendments, etc. No amendment to any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by the Agent and the Pledgor. No waiver of any provision of this Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

      SECTION 6.3. Protection of Collateral. The Agent may from time to time, at its option, perform any act which the Pledgor agrees hereunder to perform and which the Pledgor shall fail to perform after being requested in writing to so perform and the Agent may from time to time take any other action which the Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Pledged Collateral or of the security interest therein.

      SECTION 6.4. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing or by facsimile transmission and, if to the Pledgor or the Agent, addressed or delivered to it at the address set forth therefor in to the Credit Agreement, or as to any party at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section. Any such notices and other communications, if mailed and properly addressed with postage prepaid or transmitted by facsimile transmission, shall be deemed given when received.

      SECTION 6.5. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      SECTION 6.6. CONSENT TO JURISDICTION. THE PLEDGOR BY ITS EXECUTION HEREOF
(A) HEREBY IRREVOCABLY SUBMITS TO THE NON- EXCLUSIVE JURISDICTION OF THE STATE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS AND TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MASSACHUSETTS FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE SUBJECT MATTER HEREOF OR THEREOF, AND (B) HEREBY WAIVES TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT ANY SUCH PROCEEDING BROUGHT IN ONE OF THE ABOVE-NAMED COURTS IS IMPROPER,

OR THAT THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR THE SUBJECT MATTER HEREOF OR THEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT. THE PLEDGOR HEREBY CONSENTS TO SERVICE OF PROCESS IN ANY SUCH PROCEEDING IN ANY MANNER PERMITTED BY CHAPTER 223A OF THE GENERAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, AND AGREES THAT SERVICE OF PROCESS BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED IN OR PURSUANT TO SECTION 6.4 IS REASONABLY CALCULATED TO GIVE ACTUAL NOTICE.

      SECTION 6.7.  GOVERNING LAW.  THIS AGREEMENT HAS BEEN EXECUTED
AND DELIVERED IN THE COMMONWEALTH OF MASSACHUSETTS AND SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF SUCH STATE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.

      SECTION 6.8. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      SECTION 6.9. WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, THE PLEDGOR HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE SUBJECT MATTER HEREOF OR THEREOF OR ANY OBLIGATION OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PLEDGOR IN CONNECTION WITH ANY OF THE ABOVE, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT OR TORT OR OTHERWISE. THE PLEDGOR ACKNOWLEDGES THAT THE PROVISIONS OF THIS SECTION 6.9 CONSTITUTE A MATERIAL INDUCEMENT UPON WHICH THE AGENT IS RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT. THE AGENT OR THE PLEDGOR MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 6.9 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE AGENT AND THE PLEDGOR TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

      IN WITNESS WHEREOF, the parties hereto have executed or have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.



                                          NBD BANK, As Agent



                                          By:/s/ Erik W. Bakker
                                             ----------------------------------
                                             Erik W. Bakker, Vice President



                                          CONNECTIVITY PRODUCTS
                                            INCORPORATED



                                          By:/s/ James S. Harrington
                                             ----------------------------------
                                             Name:  James S. Harrington
                                             Title: President

ATTACHMENT 1
(to the Stock Pledge Agreement)


PLEDGED STOCK:

========================================================================================
                                                   ISSUED
                                                     AND
                                   AUTHORIZED    OUTSTANDING     PLEDGED    CERTIFICATE
      PLEDGOR            ISSUER      SHARES        SHARES        SHARES       NUMBER

----------------------------------------------------------------------------------------

                                                                                 --

----------------------------------------------------------------------------------------
Connectivity Products              60,000,000    15,811,105      190,476
Incorporation          Anicom        common        common        common
                                    1,000,000   27,000 Series
                                   preferred          A
                                                 Convertible
                                                  Preferred
----------------------------------------------------------------------------------------

                                   SCHEDULE 1

                       Commitments, Commitment Percentages

------------------------------------------------------------------------------------------------------------------------------------
                                             Revolving
                             Revolving        Credit                       Line of Credit                 Term Loan A    Term Loan B
                              Credit        Commitment     Line of Credit   Commitment     Term Loan A    Commitment     Commitment
         Bank               Commitment      Percentage      Commitment      Percentage     Commitment     Percentage     Percentage
------------------------------------------------------------------------------------------------------------------------------------
BankBoston, N.A. f/k/a      $6,000,000          50%         $3,000,000          50%        $6,000,000         50%            50%
The First National Bank
of Boston
Domestic Lending Office
One Federal Street
Boston, MA  02110
LIBOR Lending Office
Same as Above

------------------------------------------------------------------------------------------------------------------------------------
NBD Bank                    $6,000,000          50%         $3,000,000          50%        $6,000,000         50%            50%
Domestic Lending Office
Michigan Banking
Division
611 Woodward Avenue
Detroit, Michigan  48226
LIBOR Lending Office
Same as above
------------------------------------------------------------------------------------------------------------------------------------